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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported): May 13, 2003 (May 7, 2003)

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
Exact name of Registrant as specified in its charter:    Central Parking
                                                         Corporation

State or other jurisdiction of incorporation:            Tennessee

Commission File Number:                                  001-13950

IRS Employer Identification Number:                      62-1052916

Address of principal executive offices:                  2401 21st Avenue South
                                                         Suite 200
                                                         Nashville, TN  37212

Registrant's telephone number, including area code:      (615) 297-4255

Former name or former address, if changed since
 last report:                                            Not applicable

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ITEM 5.           OTHER EVENTS

On May 7, 2003, the Registrant announced that the Company is reporting a net loss of $9.2 million for the quarter ended March 31, 2003.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) EXHIBITS

                  Exhibit No. 99.1          Text of press release dated
                                            May 7, 2003



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Central Parking Corporation


                                     /s/ MONROE J. CARELL, JR.
                                     ---------------------------------

Date: May 7, 2003                    By: Monroe J. Carell, Jr.
                                     Chairman and Chief Executive Officer